SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

AMENDMENT NO. 1 TO
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 15, 2012

ENVIRO VORAXIAL TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

IDAHO	000-30454	82-0266517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

821 NW 57th Place Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

(954) 958-9968
(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Enviro Voraxial Technology, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K (the “Form 8-K”) that was filed with the Securities and Exchange Commission on February 21, 2012 solely for the purpose of filing Schulman Wolfson & Abruzzo, LLP’s letter addressed to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K of the Securities and Exchange Commission. The entire content of the Form 8-K incorporating Schulman Wolfson & Abruzzo, LLP’s letter is set forth below.

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On February 15, 2011 (the “Effective Date”) the Company dismissed Schulman Wolfson & Abruzzo, LLP (“SWA”) as its independent registered public accounting firm and Webb & Company, P. A. was appointed to serve as the Company’s independent registered public accounting firm by the Company’s Board of Directors, acting as the Company’s Audit Committee.

SWA was engaged by the Company on August 9, 2011 and as a result did not deliver an audit report on the financial statements of the Company for the years ended December 31, 2009 or 2010. In connection with the review of the Company’s financial statements for the interim periods from August 9, 2011 through the Effective Date, there were: (i) no disagreements between the Company and SWA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of SWA, would have caused SWA to make reference to the subject matter of the disagreement in its reports, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided SWA with a copy of this disclosure set forth under this Item 4.01and requested SWA to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  Such letter is attached as an exhibit to this report.

On the Effective Date, the Company engaged Webb & Company, P.A. as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2011. The engagement of Webb & Company, P.A. as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors, acting as the Company’s Audit Committee.

During the two most recent fiscal years and through the Effective Date, the Company has not consulted with Webb & Company, P.A. regarding either: (1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Webb & Company, P.A.  concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description of Exhibit
16.1	Letter from Schulman Wolfson & Abruzzo, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enviro Voraxial Technology, Inc.

Dated: March 7, 2012	By:	/s/ John DiBella
Name: John DiBella
Chief Executive Officer and Director